POWER OF ATTORNEY FOR BOF DESIGNEES


                                                        Exhibit 24

                                POWER OF ATTORNEY

        I, Hunter Darden, Jr., hereby constitute and appoint, F. Bruce Stewart and Wenifred O. Pearce, as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                       /s/ Hunter Darden, Jr.
                                           Hunter Darden, Jr.


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                               POWER OF ATTORNEY

        I, Harvey Pope, hereby constitute and appoint, F. Bruce Stewart and Wenifred O. Pearce, as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                        /s/ Harvey Pope
                                            Harvey Pope





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                               POWER OF ATTORNEY

        I, J. D. Spivey, hereby constitute and appoint, F. Bruce Stewart and Wenifred O. Pearce, as my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorneys, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                                /s/ J. D. Spivey
                                                    J. D. Spivey